UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report: February 16, 2007
(Date of earliest event reported)

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 226-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
ITEM 9.01 EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On February 16, 2007, the Board of Directors of Photon Dynamics, Inc. (the “Company”) approved a reduction in force which resulted in the termination of approximately 62 employees, effective February 21, 2007, in order to reduce costs and operating expenses. It is expected that severance costs associated with termination including severance benefits and other associated payments will be in the range of $1.0 to $1.1 million and paid by the Company through March 15, 2007. It is not anticipated that there will be any material future cash expenditures associated with this reduction in force. On February 21, 2007, the Company issued a press release, a copy of which is furnished as Exhibit 99.1.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

The statements in this press release are forward-looking statements. These forward-looking statements are based on current expectations on the date of this press release and involve a number of uncertainties and risks. These uncertainties and risks include, but are not limited to: the Company's ability to grow its revenues and to return to profitability; the impact of the reduction in force on the Company's ability to meet its core research and development objectives, continue to provide the same level of customer support, and otherwise to carry on its business; the uncertainty of the Company's estimate of the costs associated with the reduction in force and related actions; and the migration of our manufacturing operations offshore and the changing customer investment climate, which could lead to impairments of assets and additional restructuring costs. As a result, Photon Dynamics' actual results and end user demand may differ substantially from expectations. For further information on risks affecting Photon Dynamics, refer to the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" under the caption "Factors Affecting Operating Results" in Photon Dynamics' Quarterly Report on Form 10-Q as filed on February 14, 2007 with the Securities and Exchange Commission. Photon Dynamics undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

Number	Description

99.1	Press Release dated February 21, 2007, entitled “Initiatives to Drive Improved Performance and Position Company for Future Success”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICSC, INC.

Dated: February 23, 2007	By:	/s/ Carl C. Straub Jr.
Carl C. Straub Jr.
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Photon Dynamics, Inc. dated February 21, 2007